Exhibit 99.1

AtlasClear Holdings Secures $3,000,000 Financing

TAMPA, Fla., September 17th, 2025 — AtlasClear Holdings, Inc. (NYSE American: ATCH) announces closing of $3,000,000 financing.

AtlasClear Holdings, Inc. (“AtlasClear Holdings” or the “Company”) reported today it raised $3,000,000 in gross proceeds through the issuance of promissory notes from strategic investors. The Company may raise up to an additional $2,000,000 in gross proceeds pursuant to the note financing. The notes were issued with a 20% Original Issue Discount, such that they have an aggregate principal amount of $3,600,000 and mature on the earlier of six months or the date that the Company completes a qualified equity financing of at least $10 million. The notes may be converted into equity, at each holder’s option, at the closing of a qualified equity financing, at the same per share price as such financing. Dawson James Securities acted as placement agent in connection with the offering.

Sixth Borough Capital invested $500,000 into the notes, which was a second investment from Sixth Borough, following its recently announced $500,000 debenture investment last month.

“The Company recently reported excellent numbers for its wholly owned subsidiary, Wilson Davis & Co. As mentioned in that press release, we believe that the business growth demands an expansion of our capital base. We accepted this investment to timely increase our ability to absorb more of the correspondent clearing business immediately available to onboard,” said John Schaible, Executive Chairman of AtlasClear.

“Since making the first investment and joining the Board, it has become evident to me that the AtlasClear opportunity has considerably more upside in a shorter period of time than I originally expected. The Board and Management are exceptional, experienced, and cohesive.” said Robert D. Keyser, Jr., CEO of Dawson James and Director of the Board at AtlasClear. “The investment announced today brings immediate cash while being mindful of minimizing forward dilution and positions the Company for continued growth while it seeks to close on larger investments.”

“The Company continues to improve operational efficiencies, and this infusion of capital will help solidify our progress,” stated Craig Ridenhour, President of AtlasClear. “We have added revenue through investment banking, we are adding correspondents, and we are recognizing accelerated growth in stock loan. We look forward to filing our Annual Report on Form 10-K on or before September 29th showing material improvements in our balance sheet and Stockholder’s Equity.”

About AtlasClear Holdings, Inc.

AtlasClear Holdings plans to build a cutting-edge technology enabled financial services firm that would create a more efficient platform for trading, clearing, settlement and banking of evolving and innovative financial products with a focus on the small and middle market financial services firms. The strategic goal of AtlasClear Holdings is to have a fully vertically integrated suite of cloud-based products including account opening, trade execution, risk management, regulatory reporting and settlement. The team that leads AtlasClear Holdings consists of respected financial services industry veterans that have founded and led other companies in the industry including Legent Clearing, Cor Clearing, Axos Clearing, NexTrade, Symbiont, and Anderen Bank.

About Wilson-Davis & Co., Inc.

Wilson-Davis is a full-service correspondent securities broker-dealer. The company is registered with the Securities and Exchange Commission ("SEC"), the Financial Industry Regulatory Authority and the Securities Investor Protection Organization. In addition, Wilson-Davis is a member of DTCC as well as the National Securities Clearing Corporation. Headquartered in Salt Lake City, Utah. Wilson-Davis has been servicing the investment community since 1968, with satellite offices in California, Arizona, Colorado, New York, New Jersey and Florida.

About Commercial Bancorp of Wyoming

Commercial Bancorp is a bank holding company operating through its wholly owned subsidiary, Farmers State Bank ("FSB") and has been servicing the local community in Pine Bluffs, WY since 1915. It has focused the majority of its services on private and corporate banking. A member of the Federal Reserve, FSB is expected to be a strategic asset for AtlasClear Holdings’ long-term business model.

About Sixth Borough Capital Management LLC.

Sixth Borough Capital Management, LLC (“Sixth Borough”), is a multi-stage, event-driven, alternative investment manager. We utilize a fundamental and value-oriented approach to investing, primarily focused on small and mid-cap private and public equities. Our mandate is unconstrained and fully opportunistic, allowing great latitude in our investment universe - spanning multiple sectors, stages of development, and geographies. We pride ourselves on contrarian thought, high levels of conviction, and an enduring investment process bound by exceptional levels of discipline and risk management. We are committed to building a steadfast business rooted in integrity, strong values, and high ethical standards.

Cautionary Statements Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect AtlasClear Holdings’ current views with respect to, among other things, the future operations and financial performance of AtlasClear Holdings. Forward-looking statements in this communication may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "foreseeable," "future," "intend," "may," "outlook," "plan," "potential," "proposed," "predict," "project," "seek," "should," "target," "trends," "will," "would" and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) the Company’s ability to raise additional financing, including additional proceeds under the note financing described in this press release, (ii) AtlasClear Holdings’ expectations regarding the benefits of any financings, (iii) AtlasClear Holdings’ expectations as to future operational results, (v) AtlasClear Holdings’ anticipated growth strategy, including expected acquisitions, and (v) the financial technology of AtlasClear Holdings.

The forward-looking statements contained in this communication are based on the current expectations of AtlasClear Holdings and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting AtlasClear Holdings will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of AtlasClear Holdings. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward- looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: any failure by the Company and Hanire to execute and deliver definitive agreements reflecting the agreement in principle described in this release; any failure by Hanire to deliver the tranches of capital on the anticipated schedule, or at all; any failure by the Company to meet the milestones required to receive the tranches of capital on a timely basis, or at all; failure of the Company to realize the anticipated benefits of the investment of capital, such as achieving profitability, delivering the capital needed for its proposed bank acquisition upon approval, solidifying its capital foundation, reducing potential dilution, and positioning the Company to maximize long-term stockholder value; failure by AtlasClear Holdings to satisfy the closing conditions to any of the tranches of capital, including receipt of stockholder approval; AtlasClear’s inability to successfully integrate, and/or realize the anticipated benefits of, the acquisition of Wilson-Davis and the technology acquired from Pacsquare Technologies LLC (the "Transaction"); failure to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AtlasClear Holdings to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; AtlasClear Holdings’ inability to integrate, and to realize the benefits of, the Transaction and other potential acquisitions; changes in general economic or political conditions; changes in the markets that AtlasClear Holdings targets; slowdowns in securities or cryptocurrency trading or shifting demand for trading, clearing and settling financial products; any change in laws applicable to AtlasClear Holdings or any regulatory or judicial interpretation thereof; factors that may cause a delay in timely filing the transition report described herein; the risk that additional or different information may become known prior to the expected filing of the transition report, and other factors, risks and uncertainties, including those that were included under the heading "Risk Factors" in AtlasClear Holdings’ Transition Report on Form 10-KT filed with the Securities and Exchange Commission on October 16, 2024 and its subsequent filings with the SEC. AtlasClear Holdings cautions that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. AtlasClear Holdings does not undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

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AtlasClearIR@atlasclear.com